QuickLinks -- Click here to rapidly navigate through this document

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934 (Amendment No.             )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12
Kaiser Group Holdings, Inc. (Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

KAISER GROUP HOLDINGS, INC.

12303 Airport Way, Suite 125
Broomfield, Colorado 80021

Dear Shareholder:

        The 2004 Annual Meeting of Shareholders (the "Annual Meeting") of Kaiser Group Holdings, Inc. (the "Company") will be held on Wednesday, May 5, 2004, in the auditorium at 9302 Lee Highway, Fairfax, Virginia 22031-1207. The matters on the meeting agenda are described on the following pages. The meeting will start promptly at 10:30 a.m.

        This year you are being asked to elect four directors, each to a one-year term expiring at the 2005 Annual Meeting of Shareholders.

        If you were a shareholder of record on March 26, 2004, you will receive a proxy card for the shares of Kaiser Group Holdings, Inc. Common Stock, par value $0.01 per share, and Preferred Stock, par value $0.01 per share, you hold in your own name. To vote your shares, you must mail back your proxy card so that it is received by the Company's stock transfer agent before the close of business on Wednesday, April 28, 2004. Please use the enclosed postage-paid, addressed envelope to vote your shares.

        A very high percentage of our shareholders hold their stock in street name, which means that the shares are registered in their brokers' names rather than in the shareholders' names. If you want to vote your street-name shares personally, you must contact your broker directly in order to obtain a proxy issued to you by your broker. A broker letter that identifies you as a shareholder is not the same thing as a broker-issued proxy. If you fail to bring a broker-issued proxy to the meeting, you will not be able to vote your broker-held shares at the Annual Meeting.

        We urge you to mail your proxy card to our stock transfer agent as promptly as possible using the envelope provided. Please mail your proxy card whether or not you plan to attend the Annual Meeting. Giving your proxy will not affect your right to vote the shares you hold in your own name if you decide to attend the Annual Meeting.

Sincerely,
/s/ JOHN T. GRIGSBY, JR.
John T. Grigsby, Jr. President and Chief Executive Officer
April 2, 2004

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of Kaiser Group Holdings, Inc.:

        The 2004 Annual Meeting of Shareholders (the "Annual Meeting") of Kaiser Group Holdings, Inc. (the "Company") will be held in the auditorium at 9302 Lee Highway, Fairfax, Virginia 22031-1207, on Wednesday, May 5, 2004, at 10:30 a.m., Eastern Daylight Time, for the following purposes:

  1.
  To elect four directors, each to a one-year term expiring at the 2005 Annual Meeting of Shareholders, and until their successors are duly elected; and

  2.
  To act on such other matters as may properly come before the meeting or any adjournment thereof.

        A proxy card is included with this Proxy Statement and Annual Report mailing. In accordance with the Company's Bylaws, the Board of Directors has fixed the close of business on Wednesday, March 26, 2004, as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof.

        Your proxy is important. Even if you hold only a few shares, and whether or not you expect to attend the Annual Meeting in person, you are requested to date, sign, and mail the proxy card you receive in the postage-paid envelope that is provided. If you wish to have someone other than the persons named on the enclosed proxy card vote for you, you may cross out their names on your proxy card and insert the name of another person who will be at the meeting. You then must give your signed proxy card to that person; otherwise he or she cannot vote on your behalf at the meeting. The giving of your proxy will not affect your right to vote the shares you hold in your own name if you decide to attend and vote at the meeting.

        This notice is given pursuant to direction of the Board of Directors.

/s/ JAMES J. MAIWURM
James J. Maiwurm Secretary
Broomfield, Colorado April 2, 2004

Table of Contents

Page
PROXY STATEMENT	1
VOTING SECURITIES OF THE COMPANY AND CERTAIN SHAREHOLDERS	1
PROPOSAL 1—ELECTION OF DIRECTORS	4
Nominees for Election to the Board of Directors
Information Regarding the Board of Directors
Certain Business Relationships
Director Nomination Process
EXECUTIVE COMPENSATION	8
Summary Compensation Table
Option Grants in 2003 and Aggregated Option Exercises in 2003 and December 31, 2003 Option Values
Employment Contracts and Termination of Employment Arrangements
REPORT OF COMPENSATION COMMITTEE	9
AUDIT COMMITTEE REPORT AND INDEPENDENT ACCOUNTANT	11
COMPARISON OF TOTAL SHAREHOLDER RETURN	13
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	14
OTHER MATTERS	14
APPENDIX A—Charter of the Audit Committee	A-1

A copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2003, as filed with the Securities and Exchange Commission ("SEC"), will be sent without charge to any shareholder of record or beneficial owner of shares of the Company's Common Stock and Preferred Stock upon receipt of a written request addressed to: John T. Grigsby, Jr., President and Chief Executive Officer, Kaiser Group Holdings, Inc., 12303 Airport Way, Suite 125, Broomfield, Colorado 80021. Provided with the copy of the Report will be a list of the exhibits to the Report filed with the SEC by the Company. Any such exhibits will be provided to any Company shareholder upon separate request.

i

PROXY STATEMENT

        This Proxy Statement is furnished to shareholders of Kaiser Group Holdings, Inc. (the "Company" or "Kaiser Holdings") in connection with the solicitation of proxies for use at the 2004 Annual Meeting of Shareholders (the "Annual Meeting") to be held on Wednesday, May 5, 2004, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The record date for determining shareholders entitled to vote at the Annual Meeting is March 26, 2004 (the "Record Date").

        A proxy card is included with this Proxy Statement and Annual Report mailing, and your proxy is solicited by the Board of Directors of the Company. If your shares are registered in your name, the proxy card shows the number of shares of Kaiser Group Holdings, Inc. Common Stock, par value $0.01 per share ("Common Stock"), and Preferred Stock, par value $0.01 per share ("Preferred Stock"), that you own as of March 26, 2004. As explained in the accompanying notice, you must mail your proxy card in sufficient time for it to be received by the Company's stock transfer agent before the close of business on Wednesday, April 28, 2004.

        Please complete and sign the enclosed proxy card and return it to the Company as soon as possible. If you change your mind after you return your proxy card, you can revoke it at any time, including at the May 5, 2004 meeting. You may revoke your proxy by mailing a second (or subsequent) proxy card to the Company's stock transfer agent for receipt prior to the meeting, or by voting on the ballot provided to shareholders at the Annual Meeting. Unless a proxy is revoked, all proxy cards that are properly executed and received at or prior to the Annual Meeting will be voted in accordance with what is written on the cards. Unless a contrary instruction is indicated in the proxy card, or if the proxy card is properly executed but the voting "box" is left blank, it will be voted FOR the election of directors as nominated and in the discretion of the person(s) named as the proxy if any other business properly comes before the meeting.

        The Annual Report of the Company for the year ended December 31, 2003 (including financial statements), the Notice of Annual Meeting, this Proxy Statement, and the enclosed proxy card initially were mailed in a single envelope to shareholders on or about April 2, 2004. The Company has borne the cost of preparing, assembling, and mailing these items. Directors, officers, and employees of the Company may solicit proxies on behalf of the Company by telephone and personal interview without special compensation.

        The Company will deliver copies of the Annual Report and proxy material to brokerage firms and other custodians, nominees, and fiduciaries for forwarding to beneficial owners of the Company's Common Stock and Preferred Stock. The Company will reimburse those brokerage firms, custodians, nominees, and fiduciaries for their expenses in connection with forwarding these materials.

VOTING SECURITIES OF THE COMPANY AND CERTAIN SHAREHOLDERS

        The Company's Common Stock and Preferred Stock issued and outstanding as of the Record Date are entitled to vote at the Annual Meeting. There were 1,594,270 shares of Common Stock and 639,542 shares of Preferred Stock issued and outstanding as of the Record Date. Each share of Common Stock is entitled to one vote per share. Holders of Preferred Stock are generally entitled to vote with holders of Common Stock on all matters submitted to a vote of shareholders, including the election of directors, with each share of Preferred Stock being entitled to one-tenth of a vote.

        The Bylaws of the Company provide that the holders of shares of stock with a majority of the voting power of the outstanding shares entitled to vote at the Annual Meeting must be present in person or represented by proxy in order for a quorum to exist for the transaction of business at that meeting. Assuming that such a quorum is present for the May 5, 2004 meeting, a plurality of the votes cast at the meeting, in person or by proxy, will determine the election of the directors. Abstentions and broker non-votes will be counted as present for the purpose of computing the quorum, but will not be counted as affirmative votes.

Security Ownership of Certain Beneficial Owners

        A person is deemed to be a beneficial owner of the Company's equity securities if that person has voting and/or investment power with respect to such equity securities or has the right to acquire such equity securities within 60 days. The following table sets forth information regarding each person known by the Company to beneficially own 5% or more of the outstanding shares of Common Stock and Preferred Stock of the Company.

Name and Address of Beneficial Owners of More Than 5% of the Common Stock of the Company	Amount and Nature of Beneficial Ownership of Shares of Common Stock of the Company	Amount and Nature of Beneficial Ownership of Shares of Preferred Stock of the Company (*Less than 1%)	Percent of Common Stock of the Company	Percent of Preferred Stock of the Company (*Less than 1%)
James D. Bennett Bennett Restructuring Fund, L.P. 2 Stamford Plaza, Suite 1501 281 Tresser Boulevard Stamford, CT 06901	219,848 (a)	104,562 (a)	13.8%	16.3%
Michael E. Tennenbaum Tennenbaum & Co., LLC 11100 Santa Monica Boulevard, Suite 210 Los Angeles, CA 90025	752,899 (b)	45,910 (c)	47.2%	7.2%
John Hancock Financial Services, Inc. John Hancock Place P.O. Box 111 Boston, MA 02117	81,949 (d)	*	5.1%	*

(a)
The information with respect to 219,848 shares of Common Stock beneficially owned by James D. Bennett is based on a Report on Form 4 dated November 2002, which was filed with the Securities and Exchange Commission ("SEC") on December 11, 2002. The information with respect to 104,562 shares of Preferred Stock was reported to the Company by James D. Bennett on March 31, 2004.

(b)
The information with respect to 752,899 shares of Common Stock beneficially owned by Michael E. Tennenbaum, including (1) 77,924 shares of Common Stock reported to be beneficially owned by Tennenbaum & Co., LLC, (2) 400,000 shares of Common Stock reported to be beneficially owned by Michael E. Tennenbaum 2002 Annuity Trust, and (3) 274,975 shares of Common Stock reported to be beneficially owned by Michael E. Tennenbaum and Suzanne S. Tennenbaum, trustees of the Tennenbaum Living Trust, is based on a Report on Form 4 dated April 3, 2003, which was filed with the SEC on April 3, 2003.

(c)
The information with respect to 45,910 shares of Preferred Stock beneficially owned by Michael E. Tennenbaum, including (1) 8,599 shares of Preferred Stock reported to be beneficially owned by Tennenbaum & Co., LLC, and (2) 37,311 shares of Preferred Stock reported to be beneficially owned by Michael E. Tennenbaum and Suzanne S. Tennenbaum, trustees of the Tennenbaum Living Trust, is based on a Report on Form 4 dated October 10, 2003, which was filed with the SEC on October 14, 2003.

(d)
The information with respect to 81,949 shares of Common Stock beneficially owned by John Hancock Financial Services, Inc. is based on a Report on Schedule 13G dated December 31, 2001, which was filed with the SEC on February 1, 2002.

Security Ownership of Directors and Executive Officers

        The following table sets forth information regarding the beneficial ownership of shares of Common Stock and Preferred Stock by each director, by current executive officers named in the Summary Compensation Table on page 6 of this Report, and by all directors and current executive officers as a group. The information set forth below is current as of March 26, 2004.

Certain Beneficial Owners of Shares of Common Stock of the Company		Amount and Nature of Beneficial Ownership of Shares of Common Stock of the Company (a)	Amount and Nature of Beneficial Ownership of Shares of Preferred Stock of the Company (a)	Percent of Common Stock of the Company (*Less than 1%)	Percent of Preferred Stock of the Company (*Less than 1%)
(i)	Directors and Nominees for Director
	James J. Maiwurm	3,000	0	*	*
	Jon B. Bennett	1,500	0	*	*
	John T. Grigsby, Jr.	3,000	0	*	*
	Frank E. Williams, Jr.	13,712	6,097	*	*
(ii)	Current Executive Officers
	John T. Grigsby, Jr. President and Chief Executive Officer	3,000	0	*	*
	Marijo L. Ahlgrimm Executive Vice President and Chief Financial Officer	0	0	*	*
(iii)	All Directors and Current Executive Officers as a Group (5 Persons)	21,212	6,097	1.3%	*

(a)
All shares shown are held outright.

        The information with respect to Mr. Williams beneficial ownership of 13,712 shares of Common Stock includes (1) 4,500 shares of Common Stock reported to be beneficially owned by Mr. Williams, (2) 1,312 shares of Common Stock reported to be beneficially owned by Williams Family Foundation, (3) 5,000 shares of Common Stock reported to be beneficially owned by Williams Family LP, (4) 600 shares of Common Stock reported to be beneficially owned by Mr. Williams as trustee for minor grandchildren, (5) 300 shares of Common Stock reported to be beneficially owned by Mr. Williams as executor of his father's estate, (6) 2,000 shares of Common Stock reported to be beneficially owned by Mrs. Williams and 6,097 shares of Preferred Stock reported to be beneficially owned by Mr. Williams is based on a Report on Form 4 dated November 17, 2003, which was filed with the SEC on November 19, 2003.

PROPOSAL 1 — ELECTION OF DIRECTORS

        Jon B. Bennett, John T. Grigsby, Jr., James J. Maiwurm and Frank E. Williams, Jr. have served as directors since the 2003 Annual Meeting of Shareholders. Consistent with the Bylaws of the Company, the Board of Directors has fixed the size of the Board of Directors at four (4) members and has nominated Mr. Jon B. Bennett, Mr. John T. Grigsby, Jr., Mr. James J. Maiwurm and Mr. Frank E. Williams, Jr. for election to a one-year term ending at the 2005 Annual Meeting of Shareholders, and until their successors are duly elected.

Nominees for Election to the Board of Directors

Each for a One-Year Term Expiring at the 2005 Annual Meeting of Shareholders

        Jon B. Bennett, 47, director of Kaiser Holdings, has been a Director of Information Management at Devens Reserve Forces Training Area, a Department of the Army installation, since 1998. Mr. Bennett has been a director of Kaiser Holdings since December 18, 2000. Mr. Bennett was Systems Administrator and Analyst at the then Fort Devens from 1995 to 1997, and was the senior Budget Analyst at Fort Devens from 1990 to 1995. Mr. Bennett graduated from Bucknell University (B.A.). Entities managed by Bennett Management Corporation, which is controlled by Mr. Bennett's brother, James Bennett, are significant holders of the Preferred Stock and Common Stock issued by Kaiser Holdings in April 2001, as a result of being significant holders of subordinated notes of Kaiser Group International, Inc. ("Old Kaiser"). Mr. Bennett owns 1,500 shares of Common Stock and no shares of Preferred Stock.

        John T. Grigsby, Jr., 64, has been President and Chief Executive Officer of Kaiser Holdings since December 18, 2000, the effective date of Old Kaiser's Plan of Reorganization (the "Plan"). Mr. Grigsby has been a director of Kaiser Holdings since May 2001 and also serves on the Board of Managers of Kaiser-Hill Company, LLC. Mr. Grigsby is the President of John Grigsby and Associates, Inc., a firm which he founded in June 1984 to provide consulting assistance to financially distressed and reorganizing companies. Mr. Grigsby has served as the Trustee for the Transcom Creditors' Trust and has served as chief executive officer of a number of financially distressed companies, including Super Shops, Inc., Auto Parts Club, Reddi Brake, Rose Auto Stores-Florida, Inc. as well as for a number of Chapter 11 debtors, including Pro Set, Inc., Lomas Financial Corporation and Thomson McKinnon Securities, Inc. Mr. Grigsby is also serves on the Board of Directors of First Southern Bancorp of Boca Raton, Florida. Mr. Grigsby owns 3,000 shares of Common Stock and no shares of Preferred Stock.

        James J. Maiwurm, 55, Chairman of the Board of Directors of Kaiser Holdings, has been a partner of Squire, Sanders & Dempsey L.L.P., Washington, D.C. since February 24, 2001. Mr. Maiwurm has been a director of Kaiser Holdings since December 18, 2000. He was President and Chief Executive Officer of Old Kaiser from April 19, 1999 until the effective date of the Plan, and served as Chairman of the Board of Directors of Old Kaiser from June 1999 until such effective date. Mr. Maiwurm serves on the Board of Managers of Kaiser-Hill Company, LLC. From August 1998 until elected as Old Kaiser's President and Chief Executive Officer, Mr. Maiwurm was a partner of Squire, Sanders & Dempsey L.L.P., Washington, D.C. Squire Sanders served as counsel to Old Kaiser and continues to serve as counsel to Kaiser Holdings. Mr. Maiwurm is a member of the Boards of Directors of Workflow Management, Inc., an integrated graphic arts company providing documents, envelopes and commercial printing to businesses in North America, the stock of which is traded on the NASDAQ National Market System, and TRAX International Corporation, a privately-held government services provider. Mr. Maiwurm graduated from the College of Wooster (B.A.) and the University of Michigan (J.D.). Mr. Maiwurm owns 3,000 shares of Common Stock and no shares of Preferred Stock.

        Frank E. Williams, Jr., 69, director of Kaiser Group Holdings, Inc., currently serves as chairman and principal owner of Williams Enterprises of Georgia, Inc., a holding company controlling six subsidiaries active in various facets of the steel industry. In addition, Mr. Williams serves as Chairman,

CEO, and 50-percent owner of Williams & Beasley Co., a major erector of steel products in the Southwestern US, and Chairman and a major shareholder of Wilfab, Inc., a fabricator of structural steel. Mr. Williams serves as a member on the Board of Directors of Harbor Capital National Bank and Diamond Head Casino Corporation. Mr. Williams is also Managing Partner and principal owner of Structural Concrete Products LLC (SCP), a manufacturer of prestressed concrete building systems, and of Industrial Alloy Fabricators (IAF), a fabricator of alloy plate products for the pulp and chemical industries. Mr. Williams previously founded and served as President, CEO and Chairman of Williams Industries, Inc. of Falls Church, Virginia, a public Nasdaq-listed company that owns five subsidiaries active in the steel industry, including Williams Bridge Co., one of the largest fabricators of steel plate for bridge structures in the Mid-Atlantic region. Mr. Williams currently serves as a director of Williams Industries, Inc. Mr. Williams owns 13,712 shares of Common Stock and 6,097 shares of Preferred Stock.

        THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE NOMINEES SET FORTH ABOVE.

Information Regarding the Board of Directors

        During the year ended December 31, 2003, the Board of Directors held four board meetings. All directors attended at least 75% of the 2003 meetings of the Board of Directors and its committees they were eligible to attend.

        To assist the Board of Directors in carrying out its responsibilities, the Board of Kaiser Holdings has delegated certain authority to two committees, the current membership of which are as follows.

Committees of the Board of Directors
Compensation Committee	Audit Committee
Mr. Bennett Chairman Mr. Williams	Mr. Williams Chairman Mr. Bennett

        Audit Committee.    The Audit Committee is responsible for the selection, and reviews and accepts the reports, of the Company's independent accountants. The Audit Committee met four times during the year ended December 31, 2003. At the present time each member of the Audit Committee is "independent" as defined under the National Association of Securities Dealers ("NASD") listing standards. The Company's Board of Directors has determined that it does not have an "audit committee financial expert," as defined in applicable rules of the SEC, serving on its audit committee at the present time. Given the small size of the Board, the Company's limited operations, and the nature and number of its shareholders, the Board has determined that it is not necessary to have an audit committee financial expert at the present time. The Board of Directors may consider adding a person who would qualify as an audit committee financial expert to the Board and audit committee in the future. A copy of the Charter of the Audit Committee, as amended effective December 10, 2003, is attached to this Proxy Statement as Appendix A.

        Mr. Maiwurm served as a member of the Audit Committee during 2003 through his resignation on August 6, 2003.

        Compensation Committee.    The Compensation Committee (a) reviews and approves (or recommends to the entire Board of Directors) the annual salary, bonus, and other benefits (direct and indirect) of the Chief Executive Officer and other executive officers, (b) reviews and submits to the full Board recommendations concerning, and amendments to, new executive compensation or stock plans, and (c) establishes, and periodically reviews, the Company's policies in the area of management prerequisites. The Compensation Committee did not meet during 2003.

        Compensation of Non-employee Directors.    Directors who are not employees of the Company ("Non-employee Directors") are paid $1,000 for attendance at each meeting of the Board of Directors; they are paid $500 for attendance at each meeting of a committee of the Board of Directors of which the director is a member. The Chairperson of each committee is paid $750 for attendance at each Board committee meeting. In addition, each Non-employee Director receives an annual retainer of $20,000, payable in advance in quarterly installments, and is reimbursed for expenses incurred in connection with Board service. In consideration of his service as a member of the Board of Managers of Kaiser-Hill Company, LLC, Mr. Maiwurm received a $20,000 annual retainer and $1,000 for attendance at each meeting of the Kaiser-Hill Board of Managers. In January 2002 the Company adopted a practice of making annual grants of 1,000 shares of Common Stock to each member of the Company's Board of Directors. Such grants are made pursuant to the terms of the 2002 Equity Compensation Plan which was approved by the Shareholders at the 2003 Annual Meeting. Directors who are employees of the Company do not receive separate cash compensation for their service as directors.

Certain Business Relationships

        Mr. Maiwurm, a director of the Company, is a partner of Squire, Sanders & Dempsey L.L.P., which serves as counsel to the Company. The dollar amount of fees paid to Squire Sanders by the Company did not exceed 5% of Squire Sanders' gross revenues during its last full fiscal year.

Director Nomination Process

        The Board of Directors is responsible for nominating individuals to present to the shareholders as candidates for Board membership and for selecting individuals to fill Board vacancies. Given the small size of the Board, the Company's limited operations, and the nature and number of its shareholders, the Board has determined not to establish a Nominating and Governance Committee. The Corporate Governance Principles adopted by the Board of Directors require that a majority of the members of the Board of Directors be "independent" as determined in accordance with the listing standards of the NASD even though the Company is not subject to such listing standards. At the present time each member of the Board of Directors other than Mr. Grigsby satisfies this standard.

        The Board considers the mix of director characteristics, experiences and diverse perspectives and skills that are most appropriate to meet the Company's needs. The Board will consider potential nominees submitted by shareholders in accordance with applicable law and the Company's Bylaws as in effect from time to time.

        The Company's Bylaws provide that nominations of persons for election as directors of the Company may be made by or at the direction of the directors, by any nominating committee or other person appointed by the directors, or by any shareholder of the Company entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in Section 2.2 of the Company's Bylaws. Such nominations, other than those made by or at the direction of the directors, must be made pursuant to timely notice in writing to the Secretary of the Company. To be timely, a shareholder's notice must be received at the Company's principal executive offices, 12303 Airport Way, Suite 125, Broomfield, Colorado 80021, not less than 60 days nor more than 90 days prior to the meeting. In the event that less than 75 days' notice or prior public disclosure of the date of the meeting is given or made to shareholders, to be timely the notice must be received not later than the close of business on the fifteenth day following the date on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever first occurs. A shareholder's notice of nomination must set forth:

  (a)
  as to each person who is not an incumbent director whom a shareholder proposes to nominate for election or re-election as a director:

  (i)
  the name, age, business address, and residence address of such person,

  (ii)
  the principal occupation or employment of such person,

  (iii)
  the class and number of shares of capital stock of the Company which are beneficially owned by such person, and

  (iv)
  any other information relating to such person that is required to be disclosed in solicitation for proxies for elections of directors pursuant to the rules and regulations of the SEC under the Securities Exchange Act of 1934, as amended, and

  (b)
  as to the shareholder giving the notice:

  (i)
  the name and record address of such shareholder, and

  (ii)
  the class and number of shares of capital stock of the Company which are beneficially owned by such shareholder.

        Such notice shall be accompanied by the written consent of each proposed nominee to serve as a director of the Company if elected. The Company may require any proposed nominee to furnish such other information as reasonably may be required by the Company to determine the eligibility of such proposed nominee to serve as a director of the Company. Persons nominated by shareholders for election as a director will not be eligible to serve as a director unless nominated in accordance with the foregoing procedures.

EXECUTIVE COMPENSATION

        The following table shows the compensation received by each person who served as an executive officer of the Company during 2003, and the executive officers that were serving as of December 31, 2003.

SUMMARY COMPENSATION TABLE

	Annual Compensation				All Other Compensation
Name, Principal Position and Period Ended December 31,	Salary ($)	Bonus ($)(a)	Other Annual Compensation		(d)(e)
John T. Grigsby, Jr., President and Chief Executive Officer (d)
2003	$210,000	$202,600	$5,400	(b)	$28,000
2002	$213,461	$250,000	$4,900	(c)	$28,000
2001	$361,541	0	0		$28,958
Marijo L. Ahlgrimm, Executive Vice President and Chief Financial Officer(e)
2003	$19,148	0	0		$15,231
2002	$27,856	0	0		$6,964
2001	$180,768	$25,000	0		$36,802

(a)
Cash bonuses are reported for the year of service for which the cash bonus was earned, even if pre-paid or paid in a subsequent year.

(b)
Represents the fair market value of 1,000 shares of Common Stock granted to Mr. Grigsby on January 15, 2003.

(c)
Represents the fair market value of 2,000 shares of Common Stock granted to Mr. Grigsby on January 15, 2002.

(d)
For a description of the terms of an employment agreement entered into between Mr. Grigsby and the Company, see the discussion under "Employment Contracts and Termination of Employment Arrangements" below. The amounts shown under "All Other Compensation" for Mr. Grigsby comprise the following:

2003	$28,000	Company match under the Company's Section 401(k) Plan
2002	$28,000	Company match under the Company's Section 401(k) Plan
2001	$26,250	Company match under the Company's Section 401(k) Plan
	$2,708	Company Retirement Plan contribution for 2000 made in January 2001
(e)
For a description of the terms of the employment arrangements between Ms. Ahlgrimm and the Company, see the discussion under "Employment Contracts and Termination of Employment

  Arrangements" below. The amounts shown under "All Other Compensation" for Ms. Ahlgrimm comprise the following:

2003	$15,231	Company match under the Company's Section 401(k) Plan
2002	$6,964	Company match under the Company's Section 401(k) Plan
2001	$26,250	Company match under the Company's Section 401(k) Plan
	$10,552	Company Retirement Plan contribution for 2000 made in January 2001

Option Grants in 2003 and Aggregated Option Exercises in 2003 and December 31, 2003 Option Values

        There were no option grants to any of the named executive officers identified in the Summary Compensation Table on page 7 of this Proxy Statement during the year ended December 31, 2003. There were no unexercised stock options outstanding for stock of the Company as of December 31, 2003.

Employment Contracts and Termination of Employment Arrangements

        John T. Grigsby, Jr. The Company entered into an employment agreement with Mr. Grigsby for his services as President and Chief Executive Officer of Kaiser Holdings commencing on the effective date of Old Kaiser's bankruptcy plan, December 18, 2000. The length of employment will be for an "evergreen" period of twelve months, such that the remaining term of the agreement shall at all times be twelve months. In addition to delineating Mr. Grigsby's areas of responsibility, the original agreement provided for a base annual salary of $400,000, subject to adjustment from time to time throughout its duration. Either party may terminate the agreement, with or without "cause" or "good reason", upon sixty (60) days' prior written notice. Effective January 1, 2002, Mr. Grigsby's salary was adjusted to $210,000. Mr. Grigsby is entitled to a bonus, up to a maximum of $500,000, based on the successful resolution of claims in the Old Kaiser bankruptcy proceedings. In September 2002, Mr. Grigsby's employment agreement was amended to provide for incentive compensation equal to 5% of (a) recoveries received after January 1, 2002 from certain claims, (b) assets made available to the Company from its captive insurance company in excess of $4 million, and (c) monies from the Company's claims reserve fund in excess of $9 million used to redeem the Company's Preferred Stock, provided that the total incentive compensation payable to Mr. Grigsby in connection with these achievements will not exceed $200,000.

        Marijo L. Ahlgrimm. Payments to Ms. Ahlgrimm set forth in the Summary Compensation Table through August 31, 2001 were made pursuant to an employment agreement with the Company that has expired. Effective September 1, 2001, Ms. Ahlgrimm became a variable part-time employee and is compensated at an hourly rate of $108 per hour.

REPORT OF COMPENSATION COMMITTEE

        During 2003, the Compensation Committee was comprised of Messrs. Bennett (Chair) and Williams, both of whom are "independent" as defined in the NASD listing standards.

        The Company's employee compensation policy is tailored to its unusual circumstances, which involve principally the management and resolution of claims arising out of the continuing bankruptcy proceedings relating to Old Kaiser, negotiations and proceedings relating to the Nova Hut project, and participating in the affairs of Kaiser-Hill Company, LLC. The Company's goal is to retain a sufficient number of employees necessary to carry out these activities and evaluate other opportunities the Company may want to pursue. The Board of Directors and the Compensation Committee believe it is in the best interest of the Company to retain a small number of appropriately incentivized key employees knowledgeable of the business and affairs of Old Kaiser and the ongoing bankruptcy claims resolution process.

        The Compensation Committee reviews the annual salary, incentive compensation and other benefits paid to the President and Chief Executive Officer and other persons designated as executive officers under applicable SEC rules and regulations. In this connection, the Compensation Committee reviews employment agreements and other employment-related arrangements (both proposed and existing) with persons who are or will become executive officers.

        The Compensation Committee annually reviews and approves the compensation of the Company's President and Chief Executive Officer. Effective upon the effectiveness of the Bankruptcy Plan of Old Kaiser, the Company entered into an employment agreement with John T. Grigsby, Jr. as described on page 8 of this Proxy Statement. As described above, the Company determined that signing an employment agreement with Mr. Grigsby, and securing his services to the Company for an "evergreen" period of twelve months, was in the best interest of the Company and its stakeholders. The agreement recognized that the level of effort required on the part of Mr. Grigsby would likely be reduced with the passage of time, and expressly contemplated that Mr. Grigsby's base compensation would be adjusted by mutual agreement of Mr. Grigsby and the Board of Directors of the Company from time to time. Consistent with this understanding, Mr. Grigsby's base compensation was reduced from $400,000 per annum to $300,000 per annum effective June 30, 2001. Effective January 1, 2002, Mr. Grigsby's salary was further reduced to $210,000.

        Mr. Grigsby's agreement contemplated that an appropriate incentive compensation program would be put in place for Mr. Grigsby. In May 2001, Mr. Grigsby's employment agreement with the Company was amended to provide for incentive compensation equal to 5% of the amount by which total Class 4 Allowed Claims in Old Kaiser's bankruptcy proceeding are less than $150,000,000, provided that such incentive compensation would not exceed $500,000. Consistent with the Company's desire to incentivize Mr. Grigsby and align his interests with those of the shareholders, in September 2002 Mr. Grigsby's employment agreement was further amended to provide for incentive compensation equal to 5% of (a) recoveries received after January 1, 2002 from certain claims, (b) assets made available to the Company from its captive insurance company in excess of $4 million, and (c) monies from the Company's claims reserve fund in excess of $9 million used to redeem the Company's Preferred Stock, provided that the total incentive compensation payable to Mr. Grigsby in connection with these achievements will not exceed $200,000.

        In November 2002, in light of the progress made in resolution of Class 4 Allowed Claims in Old Kaiser's bankruptcy proceedings, the Compensation Committee approved payment to Mr. Grigsby of one-half of the bonus payable in connection with the resolution of such claims, or $250,000.

        In March 2004, based upon recoveries received from certain claims during the years ended December 31, 2002 and 2003, the Compensation Committee approved payment to Mr. Grigsby of $200,000 pursuant to his amended employment agreement.

        Finally, commencing in January of 2002, the Company adopted a practice of making to Mr. Grigsby annual awards of Common Stock. In January 2002 Mr. Grigsby was granted 2,000 shares of Common Stock, and effective January 2003 he was granted an additional 1,000 shares of Common Stock. It is currently anticipated that Mr. Grigsby and each member of the Board of Directors will continue to be granted 1,000 shares of Common Stock each year pursuant to the 2002 Equity Compensation Plan.

Submitted by the Compensation Committee

      Jon B. Bennett
      Frank E. Williams, Jr.

AUDIT COMMITTEE
REPORT AND INDEPENDENT ACCOUNTANT

Audit Committee Report

        The Audit Committee has reviewed and discussed with the Company's management and PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") the audited consolidated financial statements of the Company contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2003. The Audit Committee has also discussed with PricewaterhouseCoopers the matters required to be discussed pursuant to SAS No. 61—Codification of Statements on Auditing Standards, AU Section 380, as modified or supplemented, which includes, among other things, matters related to the conduct of the audit of the Company's consolidated financial statements.

        The Audit Committee has received and reviewed the written disclosures and the letter from PricewaterhouseCoopers required by Independence Standards Board No. 1 (Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with PricewaterhouseCoopers its independence from the Company.

        The Company's policies with respect to pre-approval of non-audit services to be provided by the Company's independent accountants are discussed below. The Company is disclosing below fees paid to PricewaterhouseCoopers during the past two fiscal years under the heading "Independent Accountant's Fees."

        Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003, as filed with the SEC on March 30, 2004.

Submitted by the Audit Committee

      Frank E. Williams, Jr.
      Jon B. Bennett

        The information contained in the above report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

Independent Accountant's Fees

        Aggregate fees for professional services rendered by PricewaterhouseCoopers as of or for the years ended December 31, 2003 and 2002, were:

	Fiscal 2003	Fiscal 2002
Audit Fees
Annual audit of Kaiser Group Holdings, Inc. **	$70,000	$70,000
Audit of Kaiser Netherlands, BV **	5,117	—
Quarterly review procedures **	28,115	27,375
Registration Statement on Form S-8	1,000	—
Registration Statement on Form S-4	—	31,350

	104,232	128,725

Tax Fees
Tax compliance work	10,003	—
Expatriate tax services	—	6,323
Tax consulting—Czech Republic	—	13,470
Other	720	—

	10,723	19,793

Total	$114,955	$148,518

**
The amounts included in Audit Fees are the fees billed for the respective years for the annual audit of the Company's financial statements and the review of quarterly financial statements and regulatory filings. The amounts included in each of the other categories are the fees billed in the respective years.

        The Audit Committee approved in advance the use of PricewaterhouseCoopers for the tax-related services referred to above.

Policies With Respect to Approval of Non-Audit Services

        The Audit Committee's responsibilities include review and pre-approval of all audit and non-audit services performed by the independent auditors. In exercising that responsibility with respect to proposed engagements for non-audit services, the Audit Committee's Charter requires the Committee to give paramount consideration to the question of whether the engagement of the independent auditors to perform those services is likely to create a risk that independence of the independent auditors may be compromised. To that end, the Audit Committee endeavors to exercise its discretion in a manner that will avoid or minimize the risk of compromising the independence of the independent auditors.

        The Audit Committee will typically be inclined to approve requests to engage the independent auditors to provide those types of non-audit services that are closely related to the audit services performed by the independent auditors, such as audit-related services, tax-compliance/return-preparation services, and "due diligence" services relating to transactions that the Company may be considering from time to time. Because such non-audit services bear a close relationship to the audit services provided by the independent auditors, the Audit Committee believes that they will not ordinarily present a material risk of compromising the independence of the independent auditors, subject to the Audit Committee's policy concerning the total amount payable to the independent auditors for non-audit services with respect to any fiscal year.

        Between meetings of the Audit Committee, the Chairman of the Audit Committee is authorized to review and, where consistent with this policy, to pre-approve non-audit services proposed to be performed by the independent auditors that are budgeted for fees of $25,000 or less. The Chairman shall report any pre-approval decisions to the Audit Committee as soon as practicable and in any event at its next scheduled meeting.

Presence at Annual Meeting

        A representative of PricewaterhouseCoopers will be present at the Annual Meeting. The representative will be given an opportunity to make a statement if he or she desires to do so and will be available to answer appropriate questions from shareholders.

COMPARISON OF TOTAL SHAREHOLDER RETURN

Comparison of 5 Year Cumulative Total Return
Assumes Initial Investment of $100
December 2003

        The graph plots cumulative total return on a $100 investment in Kaiser Group Holdings, Inc. Common Stock for the past five years. The S&P 500 Index and group of peer issuers are shown for comparison and include reinvestment of dividends where applicable. The peer issuers were selected because of the similarity of business elements and contracts held with the U.S. Department of Energy. These peer issuers include the following six companies: Flour Corporation, Foster Wheeler Ltd., Jacobs Engineering Group, Inc., The Shaw Group, Inc., TRC Companies, Inc. and Washington Group International, Inc.

	Cumulative Total Return
	1999	2000	2001	2002	2003
Kaiser Grp Holdings, Inc.	$8.82	$0.35	$1.72	$2.36	$15.58
S & P 500	$255.22	$231.98	$166.24	$97.11	$97.19
Peer Issuers Only	$64.19	$49.66	$79.30	$89.89	$122.01
Peer Issuers plus Kaiser Group Holdings, Inc.	$63.47	$49.02	$78.83	$89.09	$121.72

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        The SEC requires public companies to tell their shareholders when certain persons fail to report their transactions in the company's equity securities to the SEC on a timely basis. Based upon a review of SEC Forms 3, 4, and 5 furnished to the Company, and based on representations that no Forms 3, 4, and 5 other than those already filed were required to be filed, the Company believes that all Section 16(a) filing requirements applicable to officers, directors and beneficial owners of more than 10% of the equity securities of Kaiser Holdings were timely met during the year ended December 31, 2003.

OTHER MATTERS

        The 2005 Annual Meeting of Shareholders of the Company has not yet been scheduled, but it is presently expected to be held during May or June 2005.

Communications with the Board of Directors; Board Attendance at Annual Meeting

        The Company does not have a formal process for security holders to send communications to the Board. However, communications addressed to the Company's Board of Directors as a whole, or to individual directors, in care of the Company at the Company's executive offices in Broomfield, Colorado will be forwarded promptly to the addressee(s) of such communications.

        The Company does not have a policy with respect to Board members' attendance at the Annual Meeting. However, the Company's practice is to hold a meeting of the Board of Directors immediately following the Annual Meeting, and Board members typically attend the Annual Meeting as well. All members of the Board of Directors were present at the 2003 Annual Meeting.

Corporate Governance Principles and Code of Conduct

        The Company's Board of Directors has adopted Corporate Governance Principles for the Board of Directors and a Corporate Code of Conduct, including Policies on Securities Law Compliance and Transactions in Company Securities. The Code of Conduct applies to all employees, officers and directors and includes, but is not limited to, the substance of the code of ethics required by applicable SEC rules. Copies of these documents were filed as Exhibits to a Current Report on Form 8-K filed with the SEC on January 13, 2004.

Shareholder Proposals and Other Business

        Shareholders interested in submitting a proposal for inclusion in the proxy materials for the 2005 Annual Meeting of Shareholders may do so by following the procedures prescribed in SEC Rule 14a-8 and Section 1.4 of the Company's Bylaws. To be properly brought before a meeting of shareholders, business must be (a) specified in the notice of the meeting given by or at the direction of the Board of Directors, (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (c) otherwise properly brought before the meeting by a shareholder. In addition to the requirements of SEC Rule 14a-8, for business to be properly brought before a meeting of shareholders by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, such notice must be received at the Company's principal executive offices, 12303 Airport Way, Suite 125, Broomfield, Colorado 80021, not less than 60 days nor more than 90 days prior to the meeting. In the event that less than 75 days' notice or prior public disclosure of the date of the meeting is given or made to shareholders, to be timely notice must be received by the Company not later than the close of business on the fifteenth day following the date on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever first occurs. A shareholder's notice with respect to other business to be brought before the 2005 Annual Meeting by such shareholder must set forth as to each matter of business:

  (a)
  a brief description of such business and the reasons for conducting it at the meeting,

  (b)
  the name and address of the shareholder proposing such business,

  (c)
  the class, series, and number of shares of the capital stock of the Company beneficially owned by such shareholder, and

  (d)
  any material interest of such shareholder in such business.

Proxy Solicited on Behalf of the Board of Directors of the Company for the
Annual Meeting of Shareholders on Wednesday, May 5, 2004

P R O X Y	The undersigned hereby constitutes and appoints Jon B. Bennett and Frank E. Williams, Jr. and each of them, his true and lawful agents and proxies with full powers of substitution in each, to represent the undersigned at the Annual Meeting of Shareholders of KAISER GROUP HOLDINGS, INC., to be held in the auditorium at 9302 Lee Highway, Fairfax, Virginia on Wednesday, May 5, 2004, at 10:30 a.m., and at any adjournments thereof, on all matters coming before said meeting.

This Proxy, when properly executed, will be voted in the manner directed by the Shareholder. If no direction is given, this Proxy will be voted FOR all nominees listed in item 1.
☒	Please mark your votes as in this example

The Board of Directors recommends a vote FOR the election of each director.

		FOR all nominees (except as marked to the contrary)	WITHHELD AUTHORITY to vote for all nominees
1.	ELECTION OF DIRECTORS	☐	☐	Jon B. Bennett John T. Grigsby, Jr. James J. Maiwurm and Frank E. Williams, Jr.
(Instruction: If you wish to withhold authority to vote for any individual nominee, line through the nominee's name listed above.)

NOTE:    Please sign the full name in which your stock is registered. Joint owners must sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

The signer hereby revokes all proxies heretofore given by the signer to vote at said meeting or any adjournments thereof.

SIGNATURE(S)	DATE

APPENDIX A

KAISER GROUP HOLDINGS, INC.
CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
ADOPTED DECEMBER 10, 2003

I.     Audit Committee Purpose and Responsibilities

  The purpose of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing the financial information provided to stockholders and others, reviewing with management and the independent auditors the systems of internal control that management has established for finance, accounting and legal compliance, selecting and reviewing the performance of the independent auditors, and overseeing the Company's accounting and financial reporting processes and the audits of the Company's financial statements.

  The Audit Committee will meet its oversight responsibilities by carrying out the enumerated responsibilities listed below in Section III. The Audit Committee shall be given full and direct access to the Company's Board Chairman, management and independent auditors as necessary to carry out its responsibilities. To the extent the Company has an internal audit function, it shall report to the Audit Committee as well as management, and the Audit Committee shall have the right to direct the internal audit function, if any, to perform such tasks as the Audit Committee may deem necessary or appropriate and to report directly to the Audit Committee in respect of such tasks. The Audit Committee shall have the authority to retain, at the Company's expense, special legal, accounting or other consultants or experts the Audit Committee deems necessary or advisable in the performance of its duties.

  The Audit Committee's function is one of oversight only; both management and the independent auditors have more time and more knowledge of, and detailed information concerning, the Company than do Audit Committee members. Consequently, in carrying out its oversight responsibilities, the Audit Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the independent auditors' work. The existence and functioning of the Audit Committee do not relieve the Company's management from its responsibility for preparing financial statements that accurately and fairly present the Company's financial results and condition, or the independent auditors from their responsibilities relating to the audit or review of financial statements.

II.    Audit Committee Composition and Meetings

  The Audit Committee shall be comprised of two or more directors, each of whom will be independent as required by Section 10A(m) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any rules and regulations promulgated thereunder by the Securities and Exchange Commission (the "SEC").

  Audit Committee members shall be appointed by the Board, and may be removed by the Board at any time. All members of the Audit Committee should be able to read and understand financial statements, including a balance sheet, income statement and cash flow statement.

  The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its effort to foster communication, the Audit Committee should meet privately in executive session at least annually with each of management and the independent auditors to discuss any matters the Audit Committee or either of these groups believe should be discussed privately. In addition, the Audit Committee should communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditors limited review procedures. If an Audit Committee Chair is not designated or present, a majority of the members of the Audit Committee may designate a Chair.

III.  Audit Committee Responsibilities and Duties

  A.
  Review Procedures

  1.
  Review and reassess the adequacy of this Charter at least annually. Submit the Charter to the Board for approval and have the document published at least every three years in accordance with SEC regulations.

  2.
  Review the Company's annual audited financial statements, related disclosures, and annual reports, including the "Management's Discussion and Analysis of Financial Condition and Results of Operation" portion of the Company's Annual Report on Form 10-K, prior to filing or distribution. Review should include discussion with management and the independent auditors of significant issues regarding accounting principles, practices, and judgments, including those matters required to be discussed under Statement on Auditing Standards No. 61 ("SAS No. 61").

  3.
  Review with financial management and the independent auditors the Company's quarterly financial results prior to the release of earnings and the Company's quarterly financial statements and reports on Form 10-Q prior to filing or distribution, including any certification, report, or opinion therein. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS No. 61. The Chair of the Audit Committee may represent the entire Audit Committee for purposes of this review.

  4.
  Consider and approve, if appropriate, major changes to the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors together with management's responses.

  B.
  Control Processes

  5.
  Consider and approve, if appropriate, major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditors or management.

  6.
  Review the disclosures made by the Company's Chief Executive Officer and Chief Financial Officer regarding compliance with their certification requirements under the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder, including the Company's internal controls for financial reporting and disclosure controls and procedures.

  7.
  Following completion of the annual audit, review separately with the independent auditors any significant disagreements between management and the independent auditors or difficulties encountered in connection with the course of the audit.

  8.
  Make and approve recommendations to change or improve the financial and accounting practices followed by the Company in accounting for and reporting its financial results of operations in accordance with generally accepted accounting principles and evaluate the implementation of such changes or improvements.

  C.
  Independent Auditors

  9.
  The independent auditors are ultimately accountable to the Audit Committee and the Board. The Audit Committee shall review the independence and performance of the auditors and shall have the sole authority to retain the independent auditors or terminate the auditors when circumstances warrant, including the sole authority to approve all audit engagement fees and terms and all non-audit services to be provided by the independent auditors. More specifically, the Audit Committee must pre-approve all non-audit services to be provided by the independent auditors in accordance with the attached Statement of Policy on the Pre-Approval of Engagements for Non-Audit Services.

  10.
  On an annual basis, the Audit Committee shall obtain a formal written statement from the independent auditors delineating all relationships between the independent auditors and the Company and shall review discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence. The Audit Committee is responsible for determining the independence of the auditors.

  11.
  Review the independent auditors' audit plan: discuss scope, staffing, locations, reliance upon management, and general audit approach.

  12.
  Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with SAS No. 61.

  13.
  Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

  14.
  Periodically consult with the independent auditors out of the presence of management about internal controls and the fullness and accuracy of the Company's financial statements.

  D.
  Legal Compliance

  15.
  On at least an annual basis, review with the Company's counsel any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

  E.
  Other Audit Committee Responsibilities

  16.
  Annually prepare a report to stockholders as required by the SEC that discloses whether the Audit Committee has reviewed the financial statements with management and discussed SAS No. 61 and Independence Standards Board Standard No. 1 with the independent accountants, and if the Audit Committee has recommended to the Board that the audited financial statements be included in the Form 10-K. The report should be included in the Company's annual proxy statement.

  17.
  Oversee the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Corporate Code of Conduct.

  18.
  Engage such independent professional advisors and counsel as the Audit Committee determines are necessary or appropriate, with due regard to cost, to carry out its functions as set forth in this Charter. The Company shall provide appropriate funding for the payment of such services.

  19.
  Approve all related party transactions, as defined by relevant NASDAQ rules, to which the Company is a party.

  20.
  Establish procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, disclosure procedures or auditing matters and (b) the confidential, anonymous submission by employees, officers or directors of concerns regarding questionable accounting or auditing matters.

  21.
  Perform any other activities consistent with this Charter, the Company's Bylaws, and governing law, as the Audit Committee or the Board deems necessary or appropriate, including but not limited to the Company's legal and regulatory compliance.

  22.
  Maintain minutes of meetings and periodically report to the Board on significant results of the foregoing activities.

KAISER GROUP HOLDINGS, INC.
AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

STATEMENT OF POLICY ON THE
PRE-APPROVAL OF ENGAGEMENTS FOR NON-AUDIT SERVICES

        The Sarbanes-Oxley Act of 2002 (the "Act") vests the Audit Committee of the Board of Directors (the "Board") with the responsibility to appoint and to oversee the work of the independent auditors of the Company. Under the Act and under rules (the "SEC Rules") the Securities and Exchange Commission (the "SEC") has issued pursuant to the Act, that responsibility includes in particular the requirement that the Audit Committee review and pre-approve all audit and non-audit services performed by the independent auditors. In exercising that responsibility with respect to proposed engagements for non-audit services, it is the policy of the Audit Committee to give paramount consideration to the question of whether the engagement of the independent auditors to perform those services is likely to create a risk that independence of the independent auditors may be compromised. To that end, the Audit Committee will endeavor to exercise its discretion in a manner that will avoid or minimize the risk of compromising the independence of the independent auditors.

        In making this determination, the Committee is mindful of the guidance provided by the SEC: "The Commission's principles of independence with respect to services provided by auditors are largely predicated on three basic principles, violations of which would impair the auditor's independence: (1) an auditor cannot function in the role of management, (2) an auditor cannot audit his or her own work, and (3) an auditor cannot serve in an advocacy role for his or her client." Thus, in evaluating whether a proposed engagement presents a material risk of compromising the independence of the independent auditors, the factors the Audit Committee will typically consider will include whether the service in question is likely to cause the independent auditors to function in a management role, to be put in the position of auditing its own work, or to serve in an advocacy role for the Company. In addition, the Audit Committee believes that the risk of such compromise may increase in direct proportion to the volume of non-audit services performed by the independent auditors. Accordingly, it is the policy of the Audit Committee that, in the absence of very strong countervailing considerations, the total amount of fees payable to the independent auditors on account of non-audit services with respect to any fiscal year should not exceed the total amount of audit fees plus audit-related fees (as both such terms are used in the SEC Rules) plus tax-compliance/return-preparation services payable to the independent auditors with respect to such year. Solely for purposes of the preceding sentence, amounts payable with respect to audit-related services and tax-compliance/return-preparation services will not be considered fees payable on account of non-audit services. This policy is adopted with the intent to maintain Audit Committee flexibility in circumstances under which the proposed engagement is likely to provide the Company with benefits that substantially outweigh the risk to independence.

        In order to assist the Audit Committee in applying this policy, any officer or other employee of the Company who proposes to engage the independent auditors to perform non-audit services will be expected to submit such a proposal in writing to the Audit Committee accompanied by the following supporting materials:

          1.     A description of the services proposed to be provided by the independent auditors.

          2.     A description of the extent, if any, to which the non-audit services in question are likely to cause the independent auditors to function in the role of management, to recommend actions by the Company that the independent auditors may be called upon to review in its role as the Company's independent auditors, or to serve as an advocate for the Company.

          3.     A description of the qualifications of the independent auditors that demonstrate its capability to perform the non-audit services in question.

          4.     The name or names of service providers who were considered as alternatives to the independent auditors to perform the services in question, and a description of the qualifications of each such alternative service provider relating to its capability to perform the services in question.

          5.     A detailed explanation of the benefits that the Company is expected to enjoy as a result of engaging the independent auditors, rather than an alternative service-provider, to perform the non-audit service in question.

          6.     An estimate of the amount of fees that the independent auditors is likely to be paid for performance of the non-audit services in question.

        The Audit Committee will typically be inclined to approve requests to engage the independent auditors to provide those types of non-audit services that are closely related to the audit services performed by the independent auditors, such as audit-related services, tax-compliance/return-preparation services, and "due diligence" services relating to transactions that the Company may be considering from time to time. Because such non-audit services bear a close relationship to the audit services provided by the independent auditors, the Audit Committee believes that they will not ordinarily present a material risk of compromising the independence of the independent auditors, subject to the Audit Committee's policy concerning the total amount payable to the independent auditors for non-audit services with respect to any fiscal year.

        Between meetings of the Audit Committee, the Chairman of the Audit Committee is authorized to review and, where consistent with this policy, to pre-approve non-audit services proposed to be performed by the independent auditors that are budgeted for fees of $25,000 or less. The Chairman shall report any pre-approval decisions to the Audit Committee as soon as practicable and in any event at its next scheduled meeting.

QuickLinks

Table of Contents
PROXY STATEMENT
VOTING SECURITIES OF THE COMPANY AND CERTAIN SHAREHOLDERS
PROPOSAL 1 — ELECTION OF DIRECTORS
EXECUTIVE COMPENSATION
REPORT OF COMPENSATION COMMITTEE
AUDIT COMMITTEE REPORT AND INDEPENDENT ACCOUNTANT
COMPARISON OF TOTAL SHAREHOLDER RETURN
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
OTHER MATTERS
Proxy Solicited on Behalf of the Board of Directors of the Company for the Annual Meeting of Shareholders on Wednesday, May 5, 2004
KAISER GROUP HOLDINGS, INC. CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS ADOPTED DECEMBER 10, 2003
KAISER GROUP HOLDINGS, INC. AUDIT COMMITTEE OF THE BOARD OF DIRECTORS STATEMENT OF POLICY ON THE PRE-APPROVAL OF ENGAGEMENTS FOR NON-AUDIT SERVICES